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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                     UBS AG
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             (Exact Name of Registrant as Specified in Its Charter)

            Switzerland                                  98-0186363
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(State of Incorporation or Organization)              (I.R.S. Employer
                                                     Identification no.)
     Bahnhofstrasse 45, Zurich and
        Aeschenvorstadt 1, Basel
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(Address or Principal Executive Offices)                  (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [ ]

Securities Act registration statement file number to which this form relates:
                                                             333-46930
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                                                          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                  Name of Each Exchange on Which
         To be so Registered                  Each Class is to be Registered
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   GOALs due May __, 2002 (linked to              American Stock Exchange
   the common stock of EMC
   Corporation)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          UBS AG (the "Company") hereby incorporates by reference the description of its securities to be registered hereunder contained in the Prospectus under "Description of Notes We May Offer" and in the form of Prospectus Supplement, both filed with the Commission on May 17, 2001, under Rule 424(b), pursuant to an effective Registration Statement on Form F-3 (File No. 333-46930) filed with the Securities and Exchange Commission on May 15, 2001, under the Securities Act of 1933, as amended (the "F-3 Registration Statement"), as Post-Effective Amendment No. 3 to the Company's Registration Statement on Form F-1 filed with the Securities and Exchange Commission on September 29, 2000, as amended by Amendment No. 1 thereto dated November 9, 2000 and Amendment No. 2 thereto dated March 29, 2001.

ITEM 2.   EXHIBITS.

          1. Form of Indenture, between the Company and U.S. Bank Trust National Association, as Trustee (included as Exhibit 4.1 to the F-3 Registration Statement)

          2.        Form of GOALs linked to the common stock of EMC Corporation
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               3.   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        UBS AG
                                            (Registrant)

Date: May 17, 2001                      By: /s/ Robert C. Dinerstein
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                                            Robert C. Dinerstein
                                            Managing Director

                                        By: /s/ Robert B. Mills
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                                            Robert B. Mills
                                            Managing Director